Investor Presentation 26th Annual Raymond James Insurance Conference | CFA Society New York New York, NY | June 26th, 2023

Company Overview 2 UIHC is a specialty underwriter of catastrophe exposed property insurance. United Insurance Holding Corp. (Nasdaq: UIHC) was founded in 1999 and is the insurance holding company for two P&C carriers: American Coastal Insurance Company (ACIC) and Interboro Insurance Company (IIC) along with other operating affiliates. ACIC has the #1 market share of commercial residential property insurance for condominium associations (commercial lines) in Florida with roughly 5,100 policies and $563 million of premium in-force. IIC’s homeowners & fire insurance products (personal lines) are written exclusively in New York with roughly 18,000 policies and $31 million of premium in-force. UIHC as of March 31, 2023 Total Assets: $1.4 billion Total Equity: $83.5 million Annualized Revenue: $416.2 million Employees: 110 Headquarters: St. Petersburg, FL Credit Rating: BB+ (Kroll) Specialty Commercial Property Specialty Homeowners For more information on UIHC please visit: investors.amcoastal.com

3 Executive Summary • On July 1, 2020, Dan Peed took over as Chairman & CEO of UIHC seeking to de-risk the Company’s struggling personal lines business and allocate more resources towards our consistently profitable commercial lines segment. • The Company subsequently tightened underwriting guidelines, increased rates, began non-renewing risks, and reduced exposure by selling large portions of its personal lines business in 7 states to a third-party carrier. • In 2022, UIHC announced it was placing the remainder of its personal lines business underwritten by United Property & Casualty Insurance Company (UPC) into run-off, but in early 2023 UPC was ordered into receivership. • On March 1, 2023, UIHC disposed of UPC recognizing a significant gain within discontinued operations for the quarter ending March 31, 2023. This effectively accelerated our plan to exit personal lines. • UIHC still has a small exposure to the personal lines business underwritten by IIC in New York. However, we are seeking a buyer for IIC to complete our exit from the personal lines business as soon as practical. UIHC has undergone a major strategic transformation over the past several years. Our commercial lines business underwritten by ACIC has produced exceptional results over the long-term which we expect to continue and is our primary focus going forward.

Investment Thesis 4 1 Leadership position with a # 1 market share in Florida commercial residential condominium associations 6 Focus on low-rise and garden-style condominium buildings with above-average risk characteristics 7 Exclusive partnership in Florida between ACIC and AmRisc, the leading commercial property MGA in the U.S. 8 Sophisticated multi-model underwriting approach and best-in-industry data capture capabilities 3 Consistent profitability; $48.1m 10-yr. avg. pre-tax income and attritional loss ratio of 8.0% 4 Improving market conditions; compounding rate increases currently averaging over 50% y/y 5 Strong Q1-2023 earnings from continuing operations of $40.4m before tax not fully reflected in current valuation 9 Strong reinsurance support and low retention minimizes potential volatility from potential hurricane losses 2 ACIC has deep underwriting expertise and experience in this unique market niche UIHC is a unique and compelling investment opportunity with continuing ops driven by ACIC.

ACIC Historical Premiums

Premium growth driven primarily by rate increases, not exposure growth.

$ in thousands ($000)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020[1]	2021[1]	2022
Gross Premiums Written	$ 233,349	$ 259,349	$ 303,367	$ 311,397	$ 308,512	$ 250,213	$ 234,517	$ 258,363	$ 302,302	$ 336,268	$ 400,614	$ 507,716
Gross Premiums Earned (GPE)	$ 222,388	$ 248,005	$ 285,602	$ 309,783	$ 313,298	$ 275,322	$ 235,202	$ 249,186	$ 280,792	$ 322,193	$ 370,125	$ 463,070
Ceded Premiums Earned (CPE)	$ (100,533)	$ (118,663)	$ (117,714)	$ (133,410)	$ (137,887)	$ (107,442)	$ (98,726)	$ (109,273)	$ (132,761)	$ (157,021)	$ (221,966)	$ (253,088)
Net Premiums Earned (NPE)	$ 121,855	$ 129,342	$ 167,888	$ 176,373	$ 175,411	$ 167,880	$ 136,476	$ 139,913	$ 148,031	$ 165,172	$ 148,159	$ 209,982
Ceding Ratio (CPE/GPE)	-45.2%	-47.8%	-41.2%	-43.1%	-44.0%	-39.0%	-42.0%	-43.9%	-47.3%	-48.7%	-60.0%	-54.7%


ACIC has been disciplined through the cycle
Soft Market
Hard Market
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020[1]
2021[1]
2022
Gross Premiums Written
Net Premiums Earned (NPE)

[1] 2020 and 2021 include adjustment for allocation of ceded premiums

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ACIC Pricing Trends 6 Hard market conditions & reinsurance cost driving rates to highest in over 10 years. Target Model Price = 32% Loss Ratio at 100% Model Price (10.7% Loss Ratio at 300% Model Price).

ACIC Retention Trends 7 Retention remains strong amid significant pricing increases. 92% 78% 72% 78% 86% 98% 105% 111% 123% 94% 85% 82% 87% 87% 93% 90% 92% 92% 0% 20% 40% 60% 80% 100% 120% 140% 2014 2015 2016 2017 2018 2019 2020 2021 2022 Premium Retention Account Retention

ACIC Historical Profitability 8 ACIC has been profitable every year since inception inclusive of major hurricane losses. Irma Michael Ian ¹ 2020 and 2021 include adjustment for allocation of ceded premiums ¹ ¹ $ in thousands ($000) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ¹ 2021 ¹ 2022 GAAP Pre-tax income 49,468$ 45,410$ 79,316$ 73,679$ 52,607$ 47,567$ 52,193$ 27,907$ 42,299$ 37,049$ 38,793$ 41,478$ Direct Loss Ratios: Non-CAT 11.1% 5.8% 3.0% 6.6% 11.3% 7.2% 12.1% 14.2% 9.2% 6.7% 4.0% 3.0% CAT 0.2% 0.6% 0.0% 0.0% 4.9% 4.0% 224.1% 15.4% 8.3% 11.2% 1.7% 65.3% Total 11.3% 6.4% 3.0% 6.6% 16.2% 11.2% 236.2% 29.6% 17.5% 17.9% 5.7% 68.3% 12-year average pre-tax income = $49m

Underwriting Strategy 9 Focus in on habitational commercial residential property in Florida. ▪ Admitted Lines: Florida ▪ Target Risks: Low-rise, garden-style condominiums ▪ Geographical Specialty: State of Florida ▪ Target Total Insured Value: Up to $75m ▪ Minimum Deductible: $1,000 - $10,000 AOP, 3%-5% named storm wind / hail depending on location ▪ Minimum Account Premium: $10,000 - $25,000 depending on location ▪ Pricing: High degree of flexibility

Underwriting Partnership 10 ACIC has a long-standing relationship with AmRisc, LLC since its formation in 2007. ▪ ACIC has an exclusive MGA agreement with AmRisc, LLC to provide a broad range of services – Including distribution, underwriting, policy issuance, inspection, claims services and portfolio exposure management – ACIC provides underwriting strategy, direction and pricing targets to AmRisc ▪ The agreement is exclusive to ACIC for the admitted commercial residential market in Florida ▪ Founded by UIHC Chairman & CEO Dan Peed in 2000, AmRisc is the largest catastrophe-focused MGA in the U.S. – Offices in Texas (Houston Headquarters), Alabama, California, Florida, Georgia and North Carolina ▪ AmRisc is a Truist Insurance Holdings subsidiary, which is wholly-owned by Truist Financial Corporation (NYSE: TFC) – Truist Financial Corporation has a market cap of ~ $42 billion – Truist Insurance Holdings, Inc. is the 6th largest broker in the U.S. and 7th largest broker in the world

Operational Overview 11 ACIC ultimately sets the strategy and direction for the risk portfolio, while AmRisc executes. ▪ Accounting and actuarial ▪ Product design and filings ▪ Underwriting strategy – Provide direction and pricing targets ▪ Reinsurance design and execution ▪ Risk management and risk tolerance ▪ Claims authority for all large claims (over $500k) ▪ Claims resulting in litigation or extra-contractual costs ▪ Regulatory compliance and all legal services ▪ Rating agency reviews and interactions ▪ Full Board of Directors and ACIC officer oversight ▪ Distribution and production from agents – Retail (32%), wholesale (68%) ▪ Application of ACIC UW guidelines, rates and rules – With binding authority ▪ Claims – Subcontracted field adjustment and TPA services – Claims authority with AmRisc • Up to pre-determined authority levels – Management of claims activities; monthly reporting – Refers claims above authority to ACIC claims team ▪ Portfolio management, including: – Catastrophe modeling and PML / AAL monitoring – Optimization of risk and return metrics ACIC (Carrier) Functions AmRisc (MGA) Functions

UIHC Balance Sheet Highlights 12 Stockholders’ equity and BVPS were restored to positive amounts upon de-consolidation of our former affiliate UPC. Mar. 31, Dec. 31, ($ in thousands, except per share amounts) 2023 2022 ¹ % Variance Selected Balance Sheet Data Cash & investments 372,721$ 340,905$ 9.3% Unpaid loss & LAE reserves 748,365$ 842,958$ -11.2% Financial debt 148,438$ 148,355$ 0.1% Accumulated other comprehensive income (loss) (25,629)$ (30,947)$ -17.2% Stockholders' equity attributable to UIHC 83,488$ (182,039)$ n/m Total capital 231,926$ (33,684)$ n/m Leverage Ratios Debt-to-total capital 64.0% n/m n/m Net premiums earned-to-stockholders' equity (annualized) 418.4% n/m n/m Per Share Data Common shares outstanding 43,274,359 43,280,173 0.0% Book value per common share 1.93$ (4.21)$ n/m Underlying book value per common share 2.52$ (3.49)$ n/m ¹ 2022 amounts recast for discontinued operations

2023-24 Catastrophe Reinsurance Program - ACIC 13

2023-24 Catastrophe Reinsurance Program - IIC 14

Compelling Upside Potential 15 UIHC appears undervalued based on earnings relative to others. Source: S&P Capital IQ. PitchBook. Note: Market data as of 6/16/2023 2023 E 2024 E Florida Property Universal Insurance Holdings 8.3 6.9 HCI Group 31.5 21.6 Heritage Insurance Holdings 6.8 5.0 Mean 15.5 11.2 Median 8.3 6.9 US Specialty P&C Markel 14.0 14.6 W.R. Berkley 12.3 10.4 Kinsale Capital Group 33.7 28.4 Old Republic Int'l 10.0 10.0 Assurant 12.6 9.8 RLI 23.6 26.5 Palomar Holdings 19.8 15.9 Amerisafe 17.3 20.7 Skyward Specialty Insurance 14.7 11.4 ProAssurance 45.4 17.4 James River Group 10.4 8.3 Golbal Indemnity Group 14.8 10.1 Conifer Holdings, Inc. 12.2 12.2 Mean 18.5 15.1 Median 14.7 12.2 UIHC - YTD 3.31.23 Continuing Ops 6.5 Price / EPS

Cautionary Statements 16 This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include expectations regarding our strategy, operations, diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2021 and 2022 and our Form 10-Q for the periods ending March 31, 2022, June 30, 2022, September 30, 2022, and March 31, 2023. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K ,and Form 10-Q for further information regarding these non-GAAP financial measures. For more information on UIHC please visit: investors.amcoastal.com